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EXHIBIT 10.32

AMENDMENT, dated as of March 19, 2001 (this "Amendment"), among Euramax International Inc., a Delaware corporation ("Euramax U.S."), the other Loan Parties party to the Credit Agreement referred to below, each of the Majority Lenders (as defined in the Credit Agreement referred to below) party hereto and the Swing Loan Lender referred to below and BNP Paribas (formerly Banque Paribas), as agent (in such capacity, the "Agent") for the Lenders, the Swing Loan Lender and the Issuer, to the Amended and Restated Credit Agreement, dated as of July 16, 1997, as amended (said Agreement, as so amended and as the same may be further amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and the terms defined therein being used herein as therein defined unless otherwise defined herein), among Euramax U.S., the other Loan Parties party thereto, the financial institutions party thereto as lenders (the "Lenders"), the Swing Loan Lender referred to therein, the Issuer referred to therein and the Agent.

W I T N E S S E T H:

WHEREAS, the Loan Parties have requested that certain definitions and financial covenants in the Credit Agreement be amended and that the Credit Agreement be amended to allow the Loan Parties to engage in certain commodity options transactions; and

WHEREAS, the Loan Parties, the Majority Lenders party hereto and BNP Paribas, as Swing Loan Lender and Agent, are willing to agree to such amendments, subject to the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

The Credit Agreement is hereby amended as follows:

(a)
Amendments to Section 1.1 of the Credit Agreement. (i) Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Applicable Base Rate Margin", "Applicable Eurocurrency Margin", "EBITDA", "Level I Rate Period", "Level II Rate Period", "Level III Rate Period", "Level IV Rate Period" and "Level V Rate Period" therein and substituting in lieu thereof the following in their proper alphabetical order:

      "Applicable Base Rate Margin" means:

      (a) in the case of all Loans other than the U.S. Dollar Term B Loans, the U.S. Dollar Term C Loans and the U.S. Dollar Term D Loans, (i) 1.50% at all times during each Level I Rate Period, (ii) 1.25% at all times during each Level II Rate Period, (iii) 1.00% at all times during each Level III Rate Period, (iv) 0.75% at all times during each Level IV Rate Period, (v) 0.50% at all times during each Level V Rate Period and (vi) 0.25% at all times during each Level VI Rate Period;

      (b) in the case of the U.S. Dollar Term B Loans and the U.S. Dollar Term C Loans, (i) 2.00% at all times during each Level I Rate Period, (ii) 1.75% at all times during each Level II Rate Period, (iii) 1.50% at all times during each Level III Rate Period, (iv) 1.25% at all times during each Level IV Rate Period and (v) 1.00% at all times during each Level V Rate Period and each Level VI Rate Period; and

      (c) in the case of the U.S. Dollar Term D Loans, (i) 2.25% at all times during each Level I Rate Period, (ii) 2.00% at all times during each Level II Rate Period, (iii) 1.75% at all times during each Level III Rate Period, (iv) 1.50% at all times during each Level IV Rate Period and (v) 1.25% at all times during each Level V Rate Period and Level VI Rate Period.

      "Applicable Eurocurrency Margin" means:

      (a) in the case of all Loans other than the U.S. Dollar Term B Loans, the U.S. Dollar Term C Loans and the U.S. Dollar Term D Loans, (i) 2.50% at all times during each Level I Rate Period, (ii) 2.25% at all times during each Level II Rate Period, (iii) 2.00% at all times during each Level III Rate Period, (iv) 1.75% at all times during each Level IV Rate Period, (v) 1.50% at all times during each Level V Rate Period and (vi) 1.25% at all times during each Level VI Rate Period;

      (b) in the case of the U.S. Dollar Term B Loans and the U.S. Dollar Term C Loans, (i) 3.00% at all times during each Level I Rate Period, (ii) 2.75% at all times during each Level II Rate Period, (iii) 2.50% at all times during each Level III Rate Period, (iv) 2.25% at all times during each Level IV Rate Period and (v) 2.00% at all times during each Level V Rate Period and each Level VI Rate Period; and

      (c) in the case of the U.S. Dollar Term D Loans, (i) 3.25% at all times during each Level I Rate Period, (ii) 3.00% at all times during each Level II Rate Period, (iii) 2.75% at all times during each Level III Rate Period, (iv) 2.50% at all times during each Level IV Rate Period, (v) 2.25% at all times during each Level V Rate Period and Level VI Rate Period.

      "EBITDA" means, for any Person for any period, the Net Income (Loss) of such Person, including the pro forma Net Income (Loss) of any other Person acquired by such Person or a Subsidiary of such Person; for such period taken as a single accounting period, plus, without duplication, (a) the sum of the following amounts of such Person and its Subsidiaries (including the sum of the following amounts on a pro forma basis of any Person acquired by such Person or a Subsidiary of such Person) for such period determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss): (i) depreciation expense, (ii) amortization expense, (iii) Net Interest Expense, (iv) income tax expense, (v) extraordinary losses (and other losses on Asset Sales not otherwise included in extraordinary losses determined on a consolidated basis in conformity with GAAP) and (vi) other non-recurring costs, including, without limitation, incurred in connection with the restructuring steps set forth in the December 1999 Amendment less (b) the sum of the following amounts of such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP to the extent included in the determination of such Net Income (Loss): (i) extraordinary gains (and other gains on Asset Sales not otherwise included in extraordinary gains determined on a consolidated basis in conformity with GAAP) and (ii) the Net Income (Loss) of any other Person that is accounted for by the equity method of accounting except to the extent of the amount of dividends or distributions paid to such Person.

      "Level I Rate Period" means, with respect to any Loan, each period (a) commencing on the last day of any Fiscal Quarter (i) as at the end of which the Ratio of Total Debt to EBITDA for the four Fiscal Quarters ended on such day exceeds 5.25 to 1.00, as reflected in a Ratio Notice with respect to such four Fiscal Quarters, or (ii) with respect to which four Fiscal Quarters period no Ratio Notice shall have been timely delivered, and (b) ending on the last day of the next succeeding Fiscal Quarter.

      "Level II Rate Period" means, with respect to any Loan, each period commencing on the last day of any Fiscal Quarter as at the end of which the Ratio of Total Debt to EBITDA for the four Fiscal Quarters ending on such day does not exceed 5.25 to 1.00 but is in excess of 5.00 to 1.00, as reflected in a Ratio Notice with respect to such Fiscal Quarters, and ending on the last day of next succeeding Fiscal Quarter.

      "Level III Rate Period" means, with respect to any Loan, each period commencing on the last day of a Fiscal Quarter as at the end of which the Ratio of Total Debt to EBITDA for the four Fiscal Quarters ended on such day does not exceed 5.00 to 1.00 but is in excess of 4.50 to 1.00, as reflected in a Ratio Notice with respect to such four Fiscal Quarters, and ending on the last day of the next succeeding Fiscal Quarter.

      "Level IV Rate Period" means, with respect to any Loan, each period commencing on the last day of a Fiscal Quarter as at the end of which the Ratio of Total Debt to EBITDA for the four Fiscal Quarters ended on such day does not exceed 4.50 to 1.00 but is in excess of 4.00 to 1.00, as reflected in a Ratio Notice with respect to such four Fiscal Quarters, and ending on the last day of the next succeeding Fiscal Quarter.

      "Level V Rate Period" means, with respect to any Loan, each period commencing on the last day of a Fiscal Quarter as at the end of which the Ratio of Total Debt to EBITDA for the four Fiscal Quarters ended on such day does not exceed 4.00 to 1.00 but is in excess of 3.50 to 1.00, as reflected in a Ratio Notice with respect to such four Fiscal Quarters, and ending on the last day of the next succeeding Fiscal Quarter.

(ii) Section 1.1 of the Credit Agreement is further amended by inserting the following new definition in its proper alphabetical order:

      "Level VI Rate Period" means, with respect to any Loan, each period commencing on the last day of a Fiscal Quarter as at the end of which the ratio of Total Debt to EBITDA for the four Fiscal Quarters ended on such day is equal to or less than 3.50 to 1.00, as reflected in a Ratio Notice with respect to such four Fiscal Quarters, and ending on the last day of the next succeeding Fiscal Quarter".

    (b) Amendment to Section 5.1 of the Credit Agreement. Section 5.1 of the Credit Agreement is amended by deleting each of the maximum leverage ratios for the Fiscal Quarters ending in 2001 therein and substituting in lieu thereof the following:

"For the Fiscal Quarter Ending On	Maximum Ratio
March 31, 2001	5.75 to 1.00
June 30, 2001	6.00 to 1.00
September 30, 2001	5.25 to 1.00
December 31, 2001	4.75 to 1.00	".

    (c) Amendment to Section 5.4 of the Credit Agreement. Section 5.4 of the Credit Agreement is amended by deleting each of the minimum interest coverage ratios for the Fiscal Quarters ending on March 31, 2001 and June 30, 2001 therein and substituting in lieu thereof the following:

"For the Fiscal Quarter Ending On	Minimum Interest Coverage Ratio
March 31, 2001	1.75 to 1.00
June 30, 2001	1.75 to 1.00	".

    (d) Amendment to Section 5.5 of the Credit Agreement. Section 5.5 of the Credit Agreement is amended by deleting each of the minimum EBITDA amounts for the Fiscal Quarters ending in 2001 therein and substituting in lieu thereof the following:

"For the Fiscal Quarter Ending On	Maximum Amount
March 31, 2001	45,000,000
June 30, 2001	42,500,000
September 30, 2001	47,500,000
December 31, 2001	48,500,000	".

    (e) Amendment to Section 7.11 of the Credit Agreement. Section 7.11 of the Credit Agreement is amended by deleting clause (b) thereof and substituting in lieu thereof the following:

    "(b) engage in any speculative transaction or in any transactions involving commodity options or future contracts, except for (i) Currency Contracts and interest rate protection agreements permitted by Section 7.6(e) and (ii) non-speculative commodity options transactions in order to hedge against fluctuations in revenues and costs in the ordinary course of business".

    SECTION 2.  Effectiveness.  This Amendment shall become effective as of the April 2000 Amendment Effective Date upon (a) the Agent having executed a counterpart hereof and having received counterparts hereof executed by the Majority Lenders, the Swing Loan Lender and each Loan Party and (b) the Agent having received an amendment fee for the account of each Lender executing this Amendment in the amount equal to 0.25% of the sum of such Lender's aggregate extensions of credit and its unutilized Commitments as of the first date upon which each of the conditions set forth in this Section 2 are satisfied.

    SECTION 3.  Representations and Warranties.  Each of the Loan Parties represents and warrants as to itself and each of its Subsidiaries as follows:

(a)
The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate action, and this Amendment and the Loan Documents as amended hereby, and the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval of the stockholders of any Loan Party or any of its Subsidiaries or any third party, other than any consents or approvals that have already been obtained and which remain in full force and effect, (ii) violate any Requirement of Law, (iii) result in a breach of or constitute a default under any Contractual Obligation to which any Loan Party or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by any Loan Party or any of its Subsidiaries (other than pursuant to the Loan Documents).

(b)
All authorizations, consents, approvals of, licenses of, or filings or registrations with, any court or Governmental Authority, required in connection with the execution, delivery and performance by any Loan Party of this Amendment and the performance by each Loan Party of the Loan Documents as amended hereby, and the consummation by each Loan Party of the transactions contemplated hereby and thereby, have been obtained, given, filed or taken and are in full force and effect.

(c)
This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and each Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law).

(d)
There exists no judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the execution, delivery and performance of this Amendment or the Loan Documents as amended hereby or upon the consummation of the transactions contemplated hereby or thereby.

(e)
None of the transactions contemplated by this Amendment or the Loan Documents as amended hereby will have or could have a Material Adverse Effect, and the execution, delivery and performance of this Amendment will not and could not adversely affect the Liens of any Collateral Document.

(f)
No provision of any Related Document or any other Contractual Obligation of any Loan Party would prohibit, restrict or impose any conditions on this Amendment or the Loan Documents as amended hereby, and no consent under any Related Document or other Contractual Obligation is required for the execution, delivery or performance of this Amendment, or the Loan Documents as amended hereby, or for the consummation of any of the transactions contemplated hereby, including the transactions contemplated by the amendments set forth herein except as specifically contemplated hereby.

(g)
Each of the representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, and no Default or Event of Default has occurred or is continuing or would result from the consummation of any transaction contemplated hereby.

    SECTION 4.  Costs and Expenses.  The Loan Parties jointly and severally agree to pay (a) all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and (b) all costs and expenses otherwise required to be paid under Section 10.4 of the Credit Agreement.

    SECTION 5.  Miscellaneous.

(a)
Upon the effectiveness of this Amendment each reference in any Loan Document to "this Agreement", "hereunder", "herein", or words of like import, and each reference in any other Loan Document to such Loan Document, shall mean and be a reference to such Loan Document as amended or waived hereby.

(b)
Except as specifically amended or waived hereby, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

(c)
The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders, the Issuer, the Swing Loan Lender or the Agent under any Loan Document, nor constitute a waiver of any provision of any Loan Document.

(d)
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(e)
THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f)
EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AMENDMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE ISSUER, ANY LENDER OR ANY LOAN PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THIS AMENDMENT.

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

EURAMAX INTERNATIONAL INC.
By:
Title:
EURAMAX INTERNATIONAL HOLDINGS LIMITED
By:
Title:
EURAMAX INTERNATIONAL LIMITED
By:
Title:
EURAMAX EUROPEAN HOLDINGS LIMITED
By:
Title:
EURAMAX CONTINENTAL LIMITED
By:
Title:
EURAMAX EUROPEAN HOLDINGS, B.V.
By:
Title:

EURAMAX EUROPE LIMITED
By:
Title:
EURAMAX NETHERLANDS B.V.
By:
Title:
EURAMAX HOLDINGS LIMITED
By:
Title:
EURAMAX EUROPE B.V.
By:
Title:
ELLBEE LIMITED
By:
Title:
EURAMAX COATED PRODUCTS LIMITED
By:
Title:

AMERIMAX HOLDINGS, INC.
AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX LAMINATED PRODUCTS, INC.
By:
Title:
FABRAL HOLDINGS, INC. (formerly, Gentek Holdings, Inc.) FABRAL, INC. (formerly, Gentek Building Products, Inc.)
By:
Title:
BNP PARIBAS (formerly, Banque Paribas), as Agent, as a Lender, as the Issuer and as Swing Loan
By:
Title:
By:
Title:
FLEET NATIONAL BANK (formerly, BANKBOSTON, N.A.), as a Lender
By:
Title:
SUNTRUST BANK, ATLANTA, as a Lender
By:
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., as a Lender
By:
Title:
By:
Title:
LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:
Title:
WACHOVIA BANK, N.A., as a Lender
By:
Title:
BANK ONE, NA, as a Lender
By:
Title:
PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company, as a Lender
By:
Title:

DE NATIONALE INVESTERINGS BANK N.V., as a Lender
By:
Title:
By:
Title:
FLEET NATIONAL BANK, as a Lender
By:
Title:

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  EXHIBIT 10.32